UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 17, 2016

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First Horizon National Corporation

(Exact Name of Registrant as Specified in Charter)

TN	001-15185	62-0803242
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

165 MADISON AVENUE MEMPHIS, TENNESSEE	38103
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (901) 523-4444

(Former name or former address, if changed from last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.

In July First Horizon submitted results of its annual Dodd-Frank Act Stress Test, commonly known as DFAST, to the Office of the Comptroller of the Currency and the Board of Governors of the Federal Reserve System. A summary of the results is available in the investor relations news and events section of the company’s website at ir.fhnc.com/GenPage.aspx?IID=100292&GKP=305868.

Information contained on the Company’s website is not incorporated by reference into this Current Report on Form 8-K. Also, the information in the preceding paragraph is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of First Horizon’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished pursuant to Item 7.01, is not to be considered “filed” under the Exchange Act, and shall not be incorporated by reference into any of First Horizon’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description
99.1	Text of press release announcing that First Horizon National Corporation released a summary of the results of its annual company-run capital stress tests

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation
(Registrant)
Date: October 17, 2016	By: /s/ William C. Losch III
William C. Losch III
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibit is furnished pursuant to Item 7.01, is not to be considered “filed” under the Exchange Act, and shall not be incorporated by reference into any of First Horizon’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description
99.1	Text of press release announcing that First Horizon National Corporation released a summary of the results of its annual company-run capital stress tests